SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)       February 21, 2005
                                                --------------------------------

Commission            Registrant, State of Incorporation,     I.R.S. Employer
File Number           Address and Telephone Number            Identification No.

1-3526                The Southern Company                    58-0690070
                      (A Delaware Corporation)
                      270 Peachtree Street, N.W.
                      Atlanta, Georgia 30303
                      (404) 506-5000

1-3164                Alabama Power Company                   63-0004250
                      (An Alabama Corporation)
                      600 North 18th Street
                      Birmingham, Alabama 35291
                      (205) 257-1000

1-6468                Georgia Power Company                   58-0257110
                      (A Georgia Corporation)
                      241 Ralph McGill Boulevard, N.E.
                      Atlanta, Georgia 30308
                      (404) 506-6526

0-2429                Gulf Power Company                      59-0276810
                      (A Maine Corporation)
                      One Energy Place
                      Pensacola, Florida 32520
                      (850) 444-6111

001-11229             Mississippi Power Company               64-0205820
                      (A Mississippi Corporation)
                      2992 West Beach
                      Gulfport, Mississippi 39501
                      (228) 864-1211

1-5072                Savannah Electric and Power Company     58-0418070
                      (A Georgia Corporation)
                      600 East Bay Street
                      Savannah, Georgia 31401
                      (912) 644-7171

The addresses of the registrants have not changed since the last report.

This combined Form 8-K is filed separately by six registrants: The Southern Company, Alabama Power Company, Georgia Power Company, Gulf Power Company, Mississippi Power Company and Savannah Electric and Power Company. Information contained herein relating to each registrant is filed by each registrant solely on its own behalf. Each registrant makes no representation as to information relating to the other registrants.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 1.01         Entry Into a Material Definitive Agreement

         On February 21, 2005, the Compensation and Management Succession Committee of the Board of Directors (the "Compensation Committee") of The Southern Company ("Southern Company") established the performance criteria for fiscal year 2005 annual performance bonuses and future performance-based dividend equivalent awards under the Southern Company Omnibus Incentive Compensation Plan (the "Omnibus Plan"). These criteria are applicable to all participants in the Omnibus Plan, which include executive officers of Southern Company and its subsidiaries, including Alabama Power Company ("Alabama Power"), Georgia Power Company ("Georgia Power"), Gulf Power Company ("Gulf Power"), Mississippi Power Company ("Mississippi Power") and Savannah Electric and Power Company (together with Alabama Power, Georgia Power, Gulf Power and Mississippi Power, the "subsidiary registrants"). The Compensation Committee also approved annual base salary adjustments for Southern Company executive officers and approved the parameters for annual base salary adjustments for executive officers of the subsidiary registrants. In addition, upon the recommendation of the Governance Committee of the Southern Company Board of Directors (the "Governance Committee"), the Board of Directors of Southern Company (the "Board of Directors") also approved an adjustment to the compensation program for non-employee directors of Southern Company.

Performance Goals under the Omnibus Plan

         Under the Omnibus Plan, annual performance bonuses may be paid to the executive officers of Southern Company and the subsidiary registrants. Annual performance bonuses are based on the attainment of corporate performance goals and attainment of the respective business unit's adjusting goals. On February 21, 2005, the Compensation Committee established the corporate performance goals for fiscal year 2005, which include specific targets for (i) Southern Company earnings per share (50% weighting) and (ii) subsidiary companies' net income or return on equity (50% weighting).

         With respect to each corporate performance goal, the Compensation Committee established a target performance level. Performance above or below the targets will result in proportionately higher or lower bonus payments. The bonus amount will then be adjusted, up or down, based on the degree of achievement of the respective business unit's adjusting goals. For fiscal year 2005, the Compensation Committee established adjusting goals for capital expenditures, reliability, customer satisfaction, plant availability, safety and diversity.

         A target percentage of base pay was established for each executive officer based on his or her position level for target-level performance. The target percentage of base pay established for David M. Ratcliffe, President and Chief Executive Officer of Southern Company, Thomas A. Fanning, Executive Vice President, Chief Financial Officer and Treasurer of Southern Company, Michael D. Garrett, Executive Vice President of Southern Company and President and Chief Executive Officer of Georgia Power, G. Edison Holland, Executive Vice President and General Counsel of Southern Company, and Charles D. McCrary, Executive Vice

President of Southern Company and President and Chief Executive Officer of Alabama Power, are 100%, 70%, 75%, 60% and 75%, respectively. Target bonuses for the other executive officers of Southern Company and the subsidiary registrants range from 40% to 60% of base salary. Annual performance bonuses may range from zero percent of the target to 230 percent based on actual corporate and individual performance.

         No bonuses will be paid if performance is below a threshold level or if a minimum earnings level is not reached. Also, no bonuses will be paid if Southern Company's current earnings are not sufficient to fund Southern Company's common stock dividend at the same level as the prior year. The Compensation Committee also capped the maximum amount of the annual performance bonus for each Southern Company executive officer at 0.6 percent of Southern Company's net income.

         Under the Omnibus Plan, executive officers of Southern Company and the subsidiary registrants also may receive performance-based dividend equivalents on most stock options held at the end of a fiscal year. Payments of performance-based dividend equivalents are based on total stockholder return over a four-year period. On February 21, 2005, the Compensation Committee established the performance criteria for performance-based dividend equivalents payable for the four-year performance period ending on December 31, 2008. For this performance period, dividend equivalents may range from 25 percent of Southern Company's common stock dividend paid during the year if total stockholder return over a four-year period, compared to a group of other utility companies, is at the 30th percentile to 100 percent of the dividend paid if total stockholder return reaches the 90th percentile. No dividend equivalents are paid if total stockholder return over the period is below the 30th percentile or if Southern Company's earnings are not sufficient to fund the current common stock dividend. The Compensation Committee also capped the maximum amount of the performance dividend equivalents for each Southern Company executive officer at 0.6 percent of Southern Company's average net income over the four-year performance period.

Base Salary Adjustments

         On February 21, 2005, as part of its overall review of executive compensation for fiscal year 2005, the Compensation Committee approved annual base salary adjustments for the Chief Executive Officer and the four other most highly compensated executive officers of the Southern Company. To assist the Committee in determining appropriate base salary adjustments for fiscal year 2005, the Committee retained an independent executive compensation consultant who provided information on total executive compensation paid at other large companies in the electric and gas utility industries. The current annual base salaries (as adjusted) of Messrs. Ratcliffe, Fanning, Garrett, Holland and McCrary are $985,100, $547,943, $532,500, $510,458 and $585,968, respectively.

         In addition, the Compensation Committee approved the annual base salary adjustments for other executive officers of Southern Company and the parameters for establishing the annual base salary adjustments for the executive officers of the subsidiary registrants. In accordance with these parameters, the Chief Executive Officer of Southern Company and the Chief Executive Officer of each subsidiary registrant, as appropriate, will approve annual base salary adjustments for executive officers of the subsidiary registrants.

         All base salary adjustments will be effective March 1, 2005.

Southern Company Non-Employee Director Compensation

         The Governance Committee periodically reviews the compensation paid to Southern Company's non-employee directors. On February 21, 2005, the Governance Committee recommended to the Board of Directors and the Board of Directors approved an adjustment to the annual retainers paid for service as Chair of a Board committee. Effective March 1, 2005, the annual retainer for service as Chair of the Audit Committee will be $25,000 and the annual retainer for service as Chair of any other Board committee will be $10,000.



                                   SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:     February 25, 2005           THE SOUTHERN COMPANY



                                      By /s/Tommy Chisholm
                                          Tommy Chisholm
                                           Secretary

                                      ALABAMA POWER COMPANY
                                      GEORGIA POWER COMPANY
                                      GULF POWER COMPANY
                                      MISSISSIPPI POWER COMPANY
                                      SAVANNAH ELECTRIC AND POWER COMPANY



                                      By /s/Wayne Boston
                                          Wayne Boston
                                      Assistant Secretary